PIMCO FUNDS: PACIFIC INVESTMENT MANAGEMENT SERIES

Supplement dated September 18, 2003 to the Institutional and Administrative Class

Prospectus dated July 31, 2003

Disclosure relating to the Strategic Balanced Fund

The Board of Trustees of PIMCO Funds: Pacific Investment Management Series has approved a Plan of Liquidation pursuant to which the Strategic Balanced Fund (“Fund”) will be liquidated on or about December 22, 2003 (“Liquidation Date”).

Suspension of Sales.    Effective immediately, the Fund will no longer sell shares to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other PIMCO Funds.

Mechanics.    In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed in kind as of the close of business on the Liquidation Date, after the Fund has paid or provided for all charges, taxes, expenses and liabilities of the Fund. Each shareholder of record will receive shares of the PIMCO StocksPLUS Fund and the PIMCO Total Return Fund equal to the net asset value of the shares of the Fund held by the shareholder.

Other Alternatives.    At any time prior to the Liquidation Date, shareholders in the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchases, Redemptions and Exchanges - Redeeming Shares” in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other PIMCO Fund that offers that class, as described in and subject to any restrictions set forth under “Purchases, Redemptions and Exchanges - Exchange Privilege” in the Prospectus.

U.S. Federal Income Tax Matters.    Although the Liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of Fund shares on the Liquidation Date will generally be treated as any other redemption of shares, i.e, as a sale that may result in a gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the Liquidation for federal income tax purposes and also regarding possible state and local tax consequences.

If you have any questions regarding the Liquidation, please contact the Trust at 1-800-927-4648.

Investors Should Retain This Supplement For Future Reference